EXHIBIT 32.1 CERTIFICATION PURSUANT TO
                     18 U.S.C. 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of American Telstar, Inc. (the "Company") on Form 10-KSB for the year ended July 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Charles Calello, President of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 29, 2007

By:  /s/ Charles Calello
     -------------------------------------
     Charles Calello- President and
     Chief Executive Officer